                          SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.____)


Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ]  Confidental, For Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

                              NEW YORK BANCORP INC.
                ________________________________________________
                (Name of Registrant as Specified In Its Charter)


                 Thomas J. Haggerty, Muldoon, Murphy & Faucette
                ________________________________________________
                   (Name of Person(s), Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)     Title of each class of securities to which transaction applies:
             ...................................................................
     (2)     Aggregate number of securities to which transaction applies:
             ...................................................................
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             ...................................................................
     (4)     Proposed maximum aggregate value of transaction:
             ...................................................................

     (5)     Total fee paid:

             ...................................................................

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:
             ..............................
     (2)     Form, Schedule or Registration Statement No.:
             ..............................
     (3)     Filing Party:
             ..............................
     (4)     Date Filed:
             ..............................

NYB

________________________________________________________________________________


                              NEW YORK BANCORP INC.


                              NEW YORK BANCORP INC.
                            241-02 NORTHERN BOULEVARD
                           DOUGLASTON, NEW YORK 11362
                                 (718) 631-8100


                                                   December 14, 1995

Dear Shareholder:

     It is my pleasure to invite you to attend the Annual Meeting of Shareholders (the "Annual Meeting") of New York Bancorp Inc. ("New York Bancorp" or the "Company") to be held at the Adria Conference Center, 220-33 Northern Boulevard, Bayside, New York, on Tuesday, January 23, 1996, at 10:00 a.m., New York Time, and at any adjournments or postponements thereof.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the business to be transacted at the Annual Meeting. The enclosed copy of New York Bancorp's 1995 Annual Report to Shareholders contains financial statements and other important information relating to the Company.

     YOUR VOTE IS IMPORTANT. THE PROXY IS YOUR OPPORTUNITY AS A SHAREHOLDER TO VOTE ON CORPORATE MATTERS. Please separate the Proxy Card from the other enclosed material and follow the instructions for its completion. You are urged to sign, date and mail the enclosed Proxy Card promptly in the postage-prepaid envelope provided. If you attend the Annual Meeting, you may vote in person even if you have already mailed in your Proxy Card.

     On behalf of the Board of Directors, officers and employees of New York Bancorp, I thank you for your continued support and interest in our Company.

                                                   Sincerely yours,


                                                   /s/ Patrick E. Malloy, III
                                                   Patrick E. Malloy, III
                                                   Chairman of the Board

                              NEW YORK BANCORP INC.
                            241-02 NORTHERN BOULEVARD
                           DOUGLASTON, NEW YORK 11362
                                 (718) 631-8100

                  ____________________________________________


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 23, 1996

                  ____________________________________________


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of New York Bancorp Inc. (the "Company") will be held at the Adria Conference Center, 220-33 Northern Boulevard, Bayside, New York, on Tuesday, January 23, 1996, at 10:00 a.m., New York Time.

     A Proxy Statement and Proxy Card for this Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1. The election of four directors for a term of three years each;

     2. The ratification of KPMG Peat Marwick LLP as independent accountants of the Company for the fiscal year ending September 30, 1996; and

     3. Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Pursuant to the Bylaws of the Company, the Board of Directors has fixed December 7, 1995 as the record date for the determination of shareholders entitled to notice of, and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only recordholders of the Common Stock of the Company as of the close of business on that date will be entitled to notice of, to vote at, and attend the Annual Meeting or any adjournments or postponements thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the offices of New York Bancorp Inc., 241-02 Northern Boulevard, Douglaston, New York, 11362, for a period of ten days before the Annual Meeting.

     EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                         By Order of the Board of Directors


                                         /s/ Stan I. Cohen
Douglaston, New York                     Stan I. Cohen
December 14, 1995                        Secretary

                              NEW YORK BANCORP INC.
                            241-02 NORTHERN BOULEVARD
                           DOUGLASTON, NEW YORK 11362
                                 (718) 631-8100

                  ____________________________________________


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 23, 1996

                  ____________________________________________


SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to shareholders of New York Bancorp Inc. ("New York Bancorp" or the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Adria Conference Center, 220-33 Northern Boulevard, Bayside, New York, on Tuesday, January 23, 1996, at 10:00 a.m., New York Time, and at any adjournments or postponements thereof. The Company's 1995 Annual Report to Shareholders, including the Company's consolidated financial statements for the fiscal year ended September 30, 1995, accompanies this proxy statement, and the mailing of these documents to recordholders will commence on or about December 14, 1995.

     Regardless of the number of shares of Common Stock owned, it is important that shareholders be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-prepaid envelope. Shareholders are urged to indicate their vote in the spaces provided. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS AND THE RATIFICATION OF KPMG PEAT MARWICK LLP, AS INDEPENDENT ACCOUNTANTS.

     OTHER THAN THE MATTERS SET FORTH ON THE ATTACHED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, THE BOARD OF DIRECTORS KNOWS OF NO ADDITIONAL MATTERS THAT WILL BE PRESENTED FOR CONSIDERATION AT THE ANNUAL MEETING. EXECUTION OF A PROXY, HOWEVER, CENTERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF.

    A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your recordholder in order to vote personally at the Annual Meeting.

    The cost of solicitation of proxies in the form enclosed herewith will be borne by New York Bancorp. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone or telegraph by directors, officers and employees of the Company, without additional compensation therefor. New York Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so. The Company has retained Beacon Hill Partners, Inc., a proxy solicitation firm, to assist it in soliciting proxies for the Annual Meeting. The fee for such services will be $3,500 plus reimbursement of expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The securities which may be voted at the Annual Meeting consist of shares of common stock, $.01 par value per share, of New York Bancorp (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. The close of business on December 7, 1995 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The total number of shares of Common Stock outstanding on the Record Date was 11,883,874 shares. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Shares which are present in person or by proxy but abstain from voting with respect to one or more proposals voted upon at the meeting will be included for purposes of determining a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

     As to the election of directors, the Proxy Card being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of shares voted without regard to either (i) broker non-votes; or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     Concerning the ratification of independent accountants,  a shareholder may:
(i) vote "FOR" ratification; (ii) vote "AGAINST" ratification; or (iii) "ABSTAIN" with respect to ratification by checking the appropriate box. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, the ratification of independent accountants and other matters that may come before the meeting shall be determined by a majority of the votes cast affirmatively or negatively, without regard to broker non-votes or proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the proxy solicitors or the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Board for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of the Record Date, as to those persons or groups who are beneficial owners of more than 5% of the Company's Common Stock. The information below is based on the most recent filing with the Securities and Exchange Commission (the "SEC") by such persons or groups and upon information otherwise made known to the Company. Other than those persons listed below, the Company is not aware of any person or group that owns more than 5% of the Common Stock as of the Record Date.



                NAME AND ADDRESS                                AMOUNT AND                          PERCENT
               OF BENEFICIAL OWNER                       NATURE OF OWNERSHIP (1)(2)                OF CLASS
____________________________________________________     __________________________               __________

Patrick E. Malloy, III                                        1,604,736 (3)(4)                      13.24%
Michael A. McManus, Jr.
C/O Malloy Enterprises, Inc.
Bay Street At Waterfront
Sag Harbor, New York 11963

Valer and Josiah T. Austin                                    1,250,617 (5)(6)                      10.52%
El Coronado Ranch
Star Route Box 395
Pearce, Arizona 85625

Pioneering Management Corporation                             1,105,807 (7)                          9.31%
60 State Street
Boston, MA 02109

Findim Overseas Ltd.                                            813,479                              6.85%
C/O Findim Investments S.A.
Gradinata Forghee 2
Massagno, Switzerland

(1)  Share ownership amounts have been adjusted to reflect two three-for-two  stock splits effective October 22, 1992 and July 29,
     1993, and a ten percent stock dividend effective February 14, 1994.
(2)  Unless otherwise indicated, each person effectively exercises sole voting and dispositive power as to shares reported.
(3)  Mr. Malloy  beneficially owns and has sole power to vote and dispose of 1,258,497 shares. Does not include 53,322 shares held by two separate trusts  established for the benefit of Mr. Malloy's  children,  as to which Mr. Malloy  disclaims  beneficial ownership. Mr. McManus beneficially owns and has sole power to vote and dispose of 108,090 shares. Messrs. Malloy and McManus each disclaims beneficial ownership of the shares of common stock beneficially owned by the other.
(4)  Includes  29,700  shares which may be acquired by Mr.  Malloy  pursuant to the 1990  Incentive  Stock Option Plan and 100,066
     shares which may be acquired by Mr. Malloy  pursuant to the 1993  Long-Term  Incentive  Plan.  Also included are 9,966 shares which may be acquired by Mr. McManus pursuant to the 1988 Incentive Stock Option Plan, 28,051 shares which may be acquired by
     Mr. McManus pursuant to the 1990 Incentive Stock Option Plan, and 70,366 shares which may be acquired by Mr. McManus pursuant to the 1993 Long-Term Incentive Plan.
(5)  Does not include 3,975 shares of Common Stock that are  beneficially  owned by the Clark Family  Foundation,  Inc., for which
     Valer and Josiah T. Austin each serves as a trustee and for which they disclaim beneficial ownership.
(6)  Valer and Josiah T. Austin are in the process of filing a change in control application with the Office of Thrift Supervision as a result of their percentage ownership. They are requesting permission to increase their ownership up to 20%.
(7)  Pioneering  Management  Corporation is an  institutional  investment  manager which has sole or shared  investment  authority pursuant to several funds it manages  including  Pioneer Group Inc. with 326,107  shares,  Pioneer Growth  Shares,  Inc. with
     138,700 shares and Pioneer II with 641,000 shares.


                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

     Pursuant to the Company's Bylaws, the number of directors of New York Bancorp is designated by the Board. The Board has designated that the number of directors of the Company be set at ten (10). At the October, 1995, Board meeting, the Board of Directors increased the size of the Board from (9) to (10) and nominated Josiah T. Austin to stand for election at this meeting. Directors are divided into three classes with the term of office of only one class of directors expiring in each year. Directors are elected for a term of three years each and serve until their successors are elected and qualified.

     The four nominees  proposed for election at the Annual  Meeting are Patrick
E. Malloy, III, Michael A. McManus, Jr., Josiah T. Austin and Walter R. Ruddy. All nominees named are presently directors of New York Bancorp except for Josiah
T. Austin. The Board believes that the nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and New York Bancorp.

     UNLESS AUTHORITY TO VOTE FOR THE NOMINEES IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE FOUR NOMINEES NAMED IN THE PROXY STATEMENT.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                 OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.


INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth, as of the Record Date, the names of and certain other information concerning the nominees, continuing directors and certain executive officers, including the amount and percent of Common Stock beneficially owned by each individual and all directors and executive officers as a group. Ownership information is based upon information furnished by the individuals listed in the table.


                                                                                                               OWNERSHIP
                                                                    EXPIRATION      AMOUNT AND NATURE             AS A
                                                                     OF TERM          OF BENEFICIAL             PERCENT
         NAME, AGE AND BUSINESS EXPERIENCE           DIRECTOR          AS             OWNERSHIP OF                 OF
                FOR PAST FIVE YEARS                   SINCE         DIRECTOR       COMMON STOCK (1)(2)           CLASS
_______________________________________________________________________________________________________________________________

                                                      NOMINEES

Patrick E. Malloy, III: Age 53                        1990            1996           1,388,263  (3)(4)          11.56%
  Chairman of the Board of the Company since
 October 1991. Director of the Company's wholly
 owned subsidiary, Home Federal Savings Bank
 (the "Savings Bank") since 1991. Chairman of
 the Savings Bank since January 1992. President
 of Malloy Enterprises, Inc., a real estate and
 investment firm.


Michael A. McManus, Jr.; Age 52                       1990            1996             216,473  (3)(5)           1.81%
  Director of the Savings Bank since 1991 and
 Vice Chairman of the Savings Bank since
 October 1991. President and Chief Executive
 Officer of the Company since October 1991 and
 President and Chief Executive Officer of the
 Savings Bank since March 1995. President of
 Galway Investment Group from July 1990 to
 October 1991 and, from December 1990 to
 October 1991, President of Jamcor
 Pharmaceuticals. From July 1986 to July 1990,
 Mr. McManus was Vice President of Business
 Planning and Development, Consumer Division
 of Pfizer Inc. and prior thereto, from April 1982
 to April 1985, served as Assistant to the President
 of the United States. Director of Arrhythmia
 Research & Technology Inc., Document Imaging
 Systems Corp., National Wireless Holdings, Inc.
 and RGB Computer Video Systems.

Josiah T. Austin; Age 48                             - - -           - - -           1,250,617  (6)             10.52%
  Rancher and investor. Owner and operator of
 the El Coronado Ranch and Cattle Co. since
 1982.

Walter R. Ruddy; Age 72                               1987            1996              25,987  (7)               .22%
  Director of the Savings Bank since 1967 and
 Vice Chairman of the Savings Bank since
 October 1991. Retired former Administrative
 Engineering Manager of Facilities at the Swiss
 Bank Corp., New York Branch



                                                                                                               OWNERSHIP
                                                                    EXPIRATION      AMOUNT AND NATURE            AS A
                                                                     OF TERM          OF BENEFICIAL             PERCENT
         NAME, AGE AND BUSINESS EXPERIENCE           DIRECTOR           AS            OWNERSHIP OF                OF
                FOR PAST FIVE YEARS                  SINCE           DIRECTOR      COMMON STOCK (1)(2)           CLASS
_______________________________________________________________________________________________________________________________
                                               CONTINUING DIRECTORS

Stan I. Cohen; Age 41                                1995            1998               81,239  (8)              .68%
  Director of Savings Bank since 1995. Senior
 Vice President, Controller and Secretary of the
 Company since 1991 and Senior Vice  President,
 Chief Financial Officer and Secretary of the
 Savings Bank since 1993. Senior Vice President,
 Controller and Secretary of the Savings Bank
 from 1991 to 1993. Formerly, First Vice
 President, Controller and Secretary of the
 Company and Savings Bank. Mr. Cohen is a
 certified public accountant.

Geraldine A. Ferraro; Age 60                         1993            1997               24,750  (9)              .21%
  Director of the Savings Bank since 1993. United
 States Ambassador to the United Nations
 Human Rights Commission since 1994, attorney,
 author and lecturer. Managing partner of Keck,
 Mahin & Cate law firm from June 1993 through
 August 1994. Candidate for U.S. Senate in 1992
 and U.S. Vice Presidential Candidate in 1984.
 Director of QuesTech, Inc.

Peter D. Goodson; Age 53                             1991            1997               24,750  (10)             .21%
  Director of the Savings Bank since 1991.
 President of the Goodson Family Foundation,
 serving youth at risk, since July 1992. Formerly,
 a Principal of Clayton, Dubilier & Rice, Inc., an
 industrial investment firm engaged in purchasing
 and managing businesses. Prior thereto, Mr.
 Goodson was a member of the Management
 Committee and a Managing Director of Kidder,
 Peabody & Co., Incorporated.

John E. D. Grunow, Jr.; Age 49                        1992           1998               44,750  (9)              .38%
  Director of the Savings Bank, since 1992.
 President and Chairman of the Board of The
 Grunow Group Capital Management, Inc., a firm
 providing investment banking services.
 Previously, Mr. Grunow was Chief Executive
 Officer and Chairman of the Board of
 International Marine Holdings, Inc., a marine
 equipment and accessories firm. Mr. Grunow is
 a certified public accountant.




                                                                                                               OWNERSHIP
                                                                    EXPIRATION       AMOUNT AND NATURE           AS A
                                                                     OF TERM           OF BENEFICIAL            PERCENT
         NAME, AGE AND BUSINESS EXPERIENCE           DIRECTOR          AS              OWNERSHIP OF               OF
                FOR PAST FIVE YEARS                  SINCE           DIRECTOR       COMMON STOCK (1)(2)          CLASS
_______________________________________________________________________________________________________________________________

Ronald H. McGlynn: Age 52                            1990              1998               6,187                  .05%
  Director of the Savings Bank since 1991.
 President of Cramer Rosenthal McGlynn, Inc., a
 registered investment advisory firm.

Robert A. Simms; Age 57                              1991              1997              55,000                  .46%
  Director of the Savings Bank since 1991.
 Chairman and Chief Executive Officer of Simms
 Capital Management, Inc., a registered
 investment advisory firm. Chairman of the
 Board of Arrhythmia Research & Technology Inc.


                                                NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS


Robert J. Anrig, Age 47                              -----             -----              7,222  (11)            .06%
 First Vice President / Lending of the Company
and the Savings Bank.

Edward Steube, Age 51                                -----             -----              7,524  (12)            .06%
 First Vice President / Business Development of
the Company and the Savings Bank

All nominees, directors and executive officers as
a group (fifteen persons)                            -----             -----          3,166,503  (13)          25.85%


(1)  Share ownership amounts have been adjusted to reflect two three-for-two  stock splits effective October 22, 1992 and July 29,
     1993, and a ten percent stock dividend effective February 14, 1994.
(2)  Unless otherwise indicated, each person effectively exercises sole (or shared with spouse) voting and dispositive power as to shares reported.
(3)  See "Security Ownership of Certain Beneficial Owners."
(4)  Does not include 53,322 shares held by two separate trusts established for the benefit of Mr. Malloy's children,  as to which
     Mr. Malloy disclaims  beneficial  ownership.  Includes 29,700 and 100,066 shares which may be acquired  pursuant to presently excercisable stock options under the 1990 Incentive Stock Option Plan and the 1993 Long-Term Incentive Plan, respectively.
(5)  Includes 9,966 shares which may be acquired  pursuant to presently  exercisable  stock options under the 1988 Incentive Stock
     Option Plan,  28,051 shares which may be acquired  pursuant to presently  exercisable  stock options under the 1990 Incentive
     Stock Option Plan,  and 70,366 shares which may be acquired  pursuant to presently  exercisable  stock options under the 1993
     Long-Term Incentive Plan.
(6)  Does not include 3,975 shares of Common Stock that are  beneficially  owned by the Clark Family  Foundation,  Inc., for which
     Valer and Josiah T. Austin each serves as a trustee and for which they disclaim beneficial ownership.
(7)  Does not include 7,848 shares owned by Mr. Ruddy's wife and 4,1OO shares owned by Mr. Ruddy's children and grandchildren,  as to all of which Mr. Ruddy disclaims beneficial ownership.
(8)  Includes 4,950 shares which may be aquired  pursuant to presently  exercisable  stock options under the 1990 Incentive  Stock
     Option Plan and 28,983 shares which may be acquired pursuant to presently  exercisable stock options under the 1993 Long-Term
     Incentive Plan.

                                                                                                  (footnotes continued on next page)


(9)  Includes 24,750 shares which may be acquired pursuant to presently exercisable stock options under the 1993 Stock Option Plan for Outside Directors.
(10) Includes 24,750 shares which may be acquired pursuant to presently exercisable stock options under the 1990 Stock Option Plan for Outside Directors.
(11) Includes 3,713 shares which may be acquired  pursuant to presently  exercisable  stock options under the 1990 Incentive Stock
     Option Plan and 3,100 shares which may be acquired  pursuant to presently  exercisable stock options under the 1993 Long-Term
     Incentive Plan.
(12) Includes  7,524 shares  which may be acquired  pursuant to  presently  exercisable  stock  options  under the 1993  Long-Term
     Incentive Plan.
(13) Includes  2,799,060  shares owned by the  directors and  executive  officers and 367,443  shares which may be acquired by the directors and executive officers pursuant to presently exercisable stock options under the Company's stock option plans.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except for two transactions for which Mr. Dennis Hodne, a First Vice President of the Savings Bank and Company, failed to timely report on Forms 4, both of which transactions were subsequently disclosed on Forms 4.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended September 30, 1995, the Board of Directors of the Company held 14 meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during the 1995 fiscal year. The following information is provided as to certain committees of the Company.

     The members of the Executive Committees of the Company and the Savings Bank are Messrs. Patrick E. Malloy, III, Michael A. McManus, Jr. and Stan I. Cohen. Mr. Malloy is Chairman of both Committees. The Committees generally meet as needed, as called for by the Chairman. The Executive Committee of the Savings Bank approves loan proposals in excess of predetermined amounts. The Company and Savings Bank Executive Committees met 4 and 19 times, respectively, during the fiscal year ended September 30, 1995.

     The Audit Committees of the Company and the Savings Bank consist solely of outside directors. The Committees review the independent auditors' report, regulatory examination reports and internal audit reports. Messrs. John E.D. Grunow, Jr., Ronald H. McGlynn and Walter R. Ruddy are members of the Company's Audit Committee and also serve on the Savings Bank's Audit Committee. Mr. Grunow is Chairman of both Committees. During the fiscal year ended September 30, 1995, the Company and Savings Bank Audit Committees met 14 and 7 times, respectively.

     The Compensation Committees of the Company and the Savings Bank are comprised solely of outside directors. The Committees are responsible for establishing compensation and benefit policies. Messrs. Peter D. Goodson, Ronald
H. McGlynn and Robert A. Simms are members of the Company's Compensation Committee and also serve on the Savings Bank's Compensation Committee with Mr. Donald T. Lutz, a director of the Savings Bank. Mr. Goodson is Chairman of both Committees. During the year ended September 30, 1995, the Company and Savings Bank Compensation Committees met 3 and 6 times, respectively.

     The Nominating Committees of the Company and the Savings Bank consist of Mr. Michael A. McManus, Jr., Ms. Geraldine A. Ferraro and Messrs. Peter D. Goodson and Patrick E. Malloy, III. Mr. McManus is Chairman of both Committees. During the fiscal year ended September 30, 1995, the Nominating Committees met one time each. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from shareholders for nominees nor established any procedures for this purpose.

DIRECTORS' COMPENSATION

     Directors' Fees. Directors who are officers of the Company or the Savings Bank are not paid an additional fee for their services as directors or attendance at meetings of the Board of the Company or the Savings Bank or committees thereof. During the fiscal year ended September 30, 1995, Directors of the Company and Savings Bank received an annual fee of $18,000 and $750 for each Board meeting attended, and received $300 for each committee meeting attended. Effective June, 1995 the fee schedule changed to be $500 for each Board or Committee meeting attended.

     Directors' Stock Option Plans. The Board of Directors of the Company has adopted the New York Bancorp Inc. 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan"), which provides for the automatic one-time grant of non-statutory stock options to purchase 24,750 shares of Common Stock at the fair market value on the date of grant to each outside director who did not serve as a member of the Board prior to December 31, 1992. The exercise price per share of each option is the fair market value of the shares of Common Stock on the date the option is granted. Options become exercisable one year from the date of grant and expire upon the earlier of five years following the date of grant or one month following the date the optionee ceases to serve as a director for any reason other than removal for cause.

EXECUTIVE COMPENSATION

THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT NEW YORK BANCORP SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Report of the Compensation Committee on Executive Compensation

     Under  rules  established  by the SEC,  the  Company is required to provide certain data and information with regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and such executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the
Compensation Committee of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     General. The Compensation Committee of the Board of Directors of New York Bancorp is responsible for establishing the Company's compensation and benefits policy with regard to its executive officers. The Committee is comprised of three outside Directors. It is the Company's policy that none of the members of the Compensation Committee may be an officer or employee of the Company or any of its subsidiaries.

     Compensation Philosophy. The executive compensation program is structured to attract, motivate and retain highly competent individuals who will promote the growth and profitability of the Company. In order to achieve this objective, New York Bancorp provides executive officers with a competitive compensation and benefits package tied to Company performance. Although this type of compensation program results in greater variability of an individual executive's compensation from year to year, it promotes the long-term goals of the Company.

     The executive compensation program provides for competitive base salaries, annual incentive bonuses linked to pre-established financial goals, and long-term stock incentives designed to promote equity ownership in the Company by its executive officers. The compensation mix is highly geared towards the financial performance of the Company and up to 50% of total annual cash compensation might be at risk as a result. The following is a discussion of each of the components of the executive compensation program.

     Base Salary. In establishing salary levels for executive officers, factors such as individual performance, salary levels for comparable positions at institutions within the Company's peer group, and market conditions are considered. Executive salaries are reviewed annually. Salary levels are designed to be competitive with the Company's peer group. New York Bancorp's peer group is comprised of savings institutions in New York State with between $1 billion and $5 billion in total assets. Companies in the peer group used for establishing compensation levels are different than the companies in the peer group used for comparing stock market performance. The former is a more narrowly defined group that is indicative of the Company's operating and economic environments. Although the Committee's decisions are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual.

     Incentive Bonus. Annual incentive bonus awards to executive officers are granted after an assessment of the Company's performance for the year both individually and compared to its peer group, in light of the economic, competitive and regulatory environment and compared to pre-established financial performance measures of the Company. In addition, non-quantitative factors such as customer satisfaction and employee morale under the executive's leadership are considered. The executives are grouped into four categories for the purposes of incentive bonus awards, with a greater proportion of the compensation of the highest level executive officers tied to performance through the bonus.

     The primary criterion for establishing the aggregate level of the incentive bonus pool is the Company's return on average shareholders' equity for the prior fiscal year, exclusive of nonrecurring items. Such core return on average shareholders' equity ratios are stratified into ranges with contributions to the bonus pool dependent upon the range within which the actual ratio falls. A higher ratio commands a higher contribution to the bonus pool. Other measures of Company performance, such as earnings per share, core earnings, book value per share and return on average assets are evaluated on a historical basis, exclusive of nonrecurring items, in order to evaluate the appropriateness of the incentive bonus pool, and are weighed by the Committee.

     For the fiscal year 1995, the Committee's analysis considered the core earnings for the year reflective of, both the Company without giving effect to and giving effect to on a pooling basis, the acquisition during the year of Hamilton Bancorp, Inc., exclusive of the costs attributable to such acquisition. In addition, the Committee considered the performance of the Company subsequent to the acquisition, including the integration of the merged entity with the Company and the cost savings realized on combined operations. The Committee also considered other actions taken by management during the year to build the Company's franchise, particularly the opening of the two new supermarket branches.

     Although the Committee has discretion in awarding bonuses, such awards are aimed at reflecting the overall performance of the Company as well as the performance of the individual.

     Long-Term Incentives. The Company's long-term incentive program for executive officers consists of stock options, stock appreciation rights and stock awards. The program is designed to advance the interests of the Company and to increase shareholder value by providing executive officers with a proprietary interest in the growth and performance of the Company and with incentives for continued service. Grants under the program are dependent on pre-determined financial goals, as previously mentioned.

     Compensation of Chief Executive Officer. Mr. McManus's bonus and long-term incentive awards were earned pursuant to the same plans made available to other executive officers, with the same criteria used in establishing amounts of awards. Mr. McManus's salary for 1995 was $265,000, a 9.3% increase from his annual salary of $242,550 in 1994. Pursuant to its analysis discussed above under "Incentive Bonus," the Committee increased the bonus paid to Mr. McManus for the year 10.1% from $335,000 in 1994 to $369,000 in 1995 and he was granted 56,000 stock options (see Option Grants in Last Fiscal Year table).

                                                The Compensation Committee

                                                Peter D. Goodson, Chairman
                                                Ronald H. McGlynn
                                                Robert A. Simms

Stock Performance Graph

     The following graph shows a five year comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock, and assuming reinvestment of dividends, with the cumulative total return of a peer group consisting of institutions comprising the Value Line Thrift Index, the SNL Thrift Index and the S&P 500 Index. The Company previously has used the Value Line Thrift Index for its peer group index. However, the Company intends to use the SNL Thrift Index as its peer group index in the future. The Company believes that the SNL Thrift Index consists of institutions which more accurately represent the Company's peer group.


                              [GRAPH APPEARS HERE]

                 New York Bancorp Inc. Stock Performance Graph

The data points depicted on the graph are as follows:


                          09/28/90   09/30/91   09/30/92   09/30/93   09/30/94   09/30/95
                          ________   ________   ________   ________   ________   ________

New York Bancorp Inc.      100.00     143.00     352.00     598.00     629.00     652.00
S&P 500 Total Return       100.00     130.73     145.17     164.05     169.76     215.67
SNL Thrift Index           100.00     154.52     181.24     284.86     314.29     413.85
Peer Group                 100.00     170.00     160.00     193.00     198.00     263.00


     A.   The lines represent yearly index levels derived from compounded daily returns that include all dividends.
     B.   The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C.   If the yearly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.00 on 9/28/90.


Summary Compensation Table

     The following table sets forth the compensation paid by the Company and its wholly-owned subsidiary for services rendered during the fiscal years ended September 30, 1995, 1994, and 1993, to the Chief Executive Officer, the four highest paid executive officers who received salary and bonus in excess of $100,000, and a former executive officer of the Company who resigned during the 1995 fiscal year (the "Named Executive Officers").

                                                                                                   LONG TERM
                                                    ANNUAL COMPENSATION                         COMPENSATION (4)
                                         __________________________________________  _________________________________
                                                                                                           SECURITIES
                                                                      OTHER ANNUAL       RESTRICTED        UNDERLYING     ALL OTHER
          NAME AND                          SALARY        BONUS         COMPEN-            STOCK            OPTIONS/       COMPEN-
     PRINCIPAL POSITION          YEAR       $ (1)         $ (2)       SATION $ (3)        AWARDS $         SARS # (5)    ATION $ (6)
_____________________________ __________ ___________ _____________ ________________  ________________ ________________ ___________
Michael A. McManus, Jr.          1995       265,000       369,000        - - -             - - -            56,000          31,722
 President, Chief Executive      1994       242,550       335,000        - - -             - - -            49,500          30,963
 Officer                         1993       231,000       300,000        - - -             - - -            59,400/         39,815
                                                                                                            59,400

Patrick E. Malloy, III           1995       125,000       369,000        - - -             - - -            56,000          24,719
 Chairman of the Board           1994       105,000       335,000        - - -             - - -            49,500          22,903
                                 1993       100,000       300,000        - - -             - - -            59,400/         30,000
                                                                                                            59,400

Stan I. Cohen,                   1995       165,000       213,000        - - -             - - -            35,000          18,916
 Senior Vice President,          1994       148,838       192,500        - - -             - - -            33,000          18,347
 Controller, Secretary           1993       141,750       165,000        - - -             - - -            19,800/         23,000
                                                                                                            19,800

Edward J. Steube                 1995       130,000        95,000        - - -             - - -             8,000          11,260
 First Vice President/           1994       120,000        80,000        - - -             - - -             1,100           7,611
 Banking Services                1993       100,000        85,000        - - -             - - -             4,125           3,750

Robert J. Anrig                  1995       136,282        25,000        - - -             - - -             6,000           3,879
 First Vice President/           1994       129,792        20,000        - - -             - - -             1,650           8,607
 Lending                         1993       124,800        12,000        - - -             - - -             - - -           4,500

Gerald E. Lundgren (7)           1995       108,325        - - -         - - -             - - -             18,000         17,542
 Executive Vice President,       1994       231,525       237,500        - - -             - - -             38,500         25,442
 Chief Financial Officer         1993       220,500       210,000        - - -             - - -             29,700/        32,278
                                                                                                             29,700
(1)  Includes amounts deferred by the individual pursuant to the Savings Bank's 401(k) Plan and Deferred Compensation Plan.
(2)  Includes  bonuses  awarded  pursuant to the Savings  Bank's  incentive  bonus plan.  Criteria for receiving  such bonuses are discussed under "Report of the Compensation Committee on Executive Compensation."
(3)  For fiscal 1995, there were no (a) perquisites amounting to the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above market or preferential earnings on deferred compensation;  (c) payments of earnings with  respect  to long term  incentive  plans  prior to  settlement  or  maturity;  (d) tax  payment  reimbursements;  or (e)
     preferential discounts on stock.
(4)  References  to share  amounts and per share prices have been  adjusted to reflect two  three-for-two  stock splits  effective
     October 22, 1992 and July 29, 1993 and a ten percent stock dividend effective February 14, 1994.

                                                                                              (footnotes continued on next page)


(5)  The Company  maintains  various stock option and long-term  incentive  plans which provide for the award of stock options and stock appreciation rights. See "Stock Option Plans."
(6)  Includes amounts contributed by the Savings Bank on behalf of the named individuals  pursuant to the Saving Bank's 401(k)Plan and Executives  Supplemental  Benefits  Plan.  For fiscal 1995,  the amounts  contributed by the Savings Bank pursuant to the
     401(k) Plan and  Executives  Supplemental  Benefits Plan were  respectively  $4,620 and $27,102 for Mr.  McManus;  $4,880 and
     $19,890 for Mr. Malloy; $4,620 and $14,296 for Mr. Cohen; $2,300 and $1,579 for Mr. Anrig; $4,625 and $6,635 for Mr. Steube.
(7)  Gerald E.Lundgren resigned his position as Director,  Executive Vice President and Chief Financial Officer of the Company and
     Director, President and Chief Executive Officer of the Savings Bank as of March 6, 1995.


Stock Option Plans

     The Company maintains several stock option plans which provide for discretionary option awards to officers and key employees of the Company and Savings Bank as determined by the Compensation Committee. The following table lists all grants of options under such plans to the Named Executive Officers for fiscal 1995 and contains certain information regarding potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.


                                     Option/SAR Grants in Last Fiscal Year
                                                                                                     POTENTIAL REALIZABLE
                                                                                                       VALUE AT ASSUMED
                                                                                                       ANNUAL RATES OF
                                                                                                   STOCK PRICE APPRECIATION
                                     INDIVIDUAL GRANTS (1)                                         FOR OPTION/SAR TERM (4)
________________________________________________________________________________________________  _________________________

                                                   PERCENTAGE OF
                                NUMBER OF             TOTAL
                                SECURITIES         OPTIONS/SARS
                                UNDERLYING          GRANTED TO       EXERCISE OR
                               OPTIONS/SARS        EMPLOYEES IN       BASE PRICE     EXPIRATION
           NAME                GRANTED # (2)       FISCAL YEAR       $/SHARE (3)        DATE          5% $         10% $
___________________________  _________________  _________________ ______________   _____________  __________   ____________
Michael A. McManus, Jr.           23,000              10.0%           $ 18.875        01/24/05    $  273,018   $  691,833
                                  33,000              14.3%             20.125        08/31/05       417,664    1,058,444
Patrick E. Malloy, III            23,000              10.0%             18.875        01/24/05       273,018      691,833
                                  33,000              14.3%             20.125        08/31/05       417,664    1,058,444
Stan I. Cohen                     16,000              7.0%              18.875        01/24/05       189,926      481,310
                                  19,000              8.3%              20.125        08/31/05       240,474      609,407
Edward J. Steube                   8,000              3.5%              18.875        01/24/05        94,963      240,655
Robert J. Anrig                    6,000              2.6%              18.875        01/24/05        71,222      180,491
Gerald E. Lundgren (5)            18,000              7.8%              18.875        01/24/05       213,667      541,474



(1)  References  to share  amounts and per share prices have been  adjusted to reflect two  three-for-two  stock splits  effective
     October 22, 1992 and July 29, 1993 and a ten percent stock dividend on February 14, 1994.
(2)  Options granted to Named Executive  Officers vest 33 1/3 per cent per annum  commencing  January 26, 1996 and August 31, 1996 and are for a term of ten years.  All options  become 100%  exercisable  upon death,  disability,  retirement  or a change in control of the Company or Savings Bank, as defined under the plans. In addition,  the vesting of non-statutory  stock options may be accelerated by the Compensation Committee.
(3)  The  purchase  price may be made in whole or in part  through  the  surrender  of  previously  held  shares of Common  Stock.
                                                                                                (footnotes continued on next page)


(4)  The amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option and SAR exercises and
     Common Stock holdings are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be realized.
(5)  Gerald E. Lundgren resigned his position as Director, Executive Vice President and Chief Financial Officer of the Company and
     Director, President and Chief Executive Officer of the Savings Bank as of March 6, 1995.


     The following table shows options exercised by the Named Executive Officers during fiscal 1995, including the aggregate value of gains realized on the date of exercise. Also reported are the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of September 30, 1995, and values for "in-the-money" options, which represent the positive spread between the year-end market value of the Common Stock and the exercise price of any existing stock options.


                  Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values (1)
                                                                                 NUMBER OF SECURITIES
                                                                                    UNDERLYING                VALUE OF UNEXERCISED
                                                                                    UNEXERCISED                   IN-THE-MONEY
                                                                                    OPTIONS/SARS                  OPTIONS/SARS
                                                                                 AT FISCAL YEAR-END #       AT FISCAL YEAR-END $ (5)
                                                                             ____________________________   ________________________

                                      NUMBER
                                     OF SHARES
                                     ACQUIRED
                                        ON                VALUE                    EXERCISABLE/                    EXERCISABLE/
            NAME                     EXERCISE           REALIZED $                 UNEXERCISABLE                  UNEXERCISABLE
_______________________________  _________________  ___________________    ______________________________    _______________________

Michael A. McManus, Jr.               25,608         $   308,233 (3)              64,417/ 108,800            $   378,359/ 187,480
                                                                                  39,600/  19,800                244,174/ 122,087

Patrick E. Malloy, III                - - -               - - -                   85,800/ 108,800                614,826/ 187,480
                                      - - -               - - -                   39,600/  19,800                244,174/ 122,087

Stan I. Cohen                         14,975             119,825 (4)              11,000/  63,600                 17,006/  84,708
                                      - - -               - - -                   13,200/   6,600                 81,391/  40,696

Robert J. Anrig                       - - -               - - -                    4,262/   7,100                 43,993/   5,451

Edward J. Steube                      - - -               - - -                    3,116/  10,109                 17,522/  14,613

Gerald E. Lundgren (2)                27,225             191,357 (6)                   - - -                           - - -
                                      19,800             110,949 (7)                   - - -                           - - -

(1)  References  to share  amounts and per share prices have been  adjusted to reflect two  three-for-two  stock splits  effective
     October 22, 1992 and July 29, 1993 and a ten percent stock dividend effective February 14, 1994.
(2)  Gerald E. Lundgren resigned his position as Director, Executive Vice President and Chief Financial Officer of the Company and
     Director, President and Chief Executive Officer of the Savings Bank as of March 6, 1995.
(3)  Market value of underlying  Common Stock at date of exercise of 9,900 options,  $19.75 per share,  less the exercise price of
     $7.879 per share; the market value of underlying  Common Stock at date of exercise of 5,808 options,  $19.75 per share,  less the exercise price of $7.575 per share; and the market value of underlying Common Stock at date of exercise of 9,900 options,
     $20.00 per share, less the exercise price of $7.879 per share.
(4)  Market value of underlying  Common Stock at date of exercise of 9,200 options,  $18.75 per share,  less the exercise price of
     $13.334 per share;  market value of underlying Common Stock at date of exercise of 5,775 options,  $20.00 per share, less the exercise price of $7.879 per share.
                                                                                               (footnotes continued on next page)



(5)  Represents the difference  between the market value of the underlying  Common Stock of $19.50 per share at September 30, 1995 and a weighted  average exercise price of $13.626 per share for exercisable  options and $17.027 per share for  unexercisable options for Mr. McManus;  $12.334 per share for exercisable  options and $17.027 per share for unexercisable  options for Mr.
     Malloy;  $17.954 per share for exercisable options and $17.601 per share for unexercisable  options for Mr. Cohen; $9.179 per share for  exercisable  options and  $18.732 per share for  unexercisable  options for Mr.  Anrig;  and $13.877 per share for exercisable options and $18.054 per share for unexercisable options for Mr. Steube.
(6)  Market value of underlying Common Stock at date of exercise of 27,225 options,  $18.875 per share, less the exercise price of
     $13.334 per share for 19,800 options and $7.879 per share for 7,425 options.
(7)  Market value of  underlying  Common Stock at date of exercise of 9,900 SARs,  $18.875 per share,  less the exercise  price of
     $13.334 per share;  market value of  underlying  Common Stock at date of exercise of 9,900 SARs,  $19.00 per share,  less the exercise price of $13.334 per share.


Retirement Plan

     The Savings Bank maintains the Retirement Plan of Home Federal Savings Bank ("Retirement Plan"), which is a defined benefit pension plan, for the benefit of employees of the Savings Bank. The table below presents annual benefits under the Retirement Plan assuming retirement during 1995 at various levels of compensation and years of credited service. The table includes benefits payable under the Home Federal Savings Bank Supplemental Executive Retirement Plan (the "SERP"), which is intended to restore benefits that otherwise would be reduced pursuant to limitations contained in the Internal Revenue Code.


                               AMOUNT OF ANNUAL RETIREMENT BENEFIT AT AGE 62 WITH CREDITED SERVICE OF: (1)(2)(3)
                        ________________________________________________________________________________________________

 FINAL AVERAGE
       SALARY                15 YEARS           20 YEARS             25 YEARS             30 YEARS            35 YEARS
______________________  ________________    ________________    _________________    _______________      ______________

    $  125,000           $    14,925         $   19,900           $   24,875           $   29,850          $   29,850
       150,000                18,675             24,900               31,125               37,350              37,350
       175,000                22,425             29,900               37,375               44,850              44,850
       200,000                26,175             34,900               43,625               52,350              52,350
       225,000                29,925             39,900               49,875               59,850              59,850
       250,000                33,675             44,900               56,125               67,350              67,350
       300,000                41,175             54,900               68,625               82,350              82,350
       400,000                56,175             74,900               93,625              112,350             112,350
       450,000                63,675             84,900              106,125              127,350             127,350
       500,000                71,175             94,900              118,625              142,350             142,350
       550,000                78,675            104,900              131,125              157,350             157,350
       600,000                86,175            114,900              143,625              172,350             172,350
       650,000                93,675            124,900              156,125              187,350             187,350
       700,000               101,175            134,900              168,625              202,350             202,350

(1)  The Retirement Plan defines  compensation as total annual  compensation,  which includes  salary,  bonus and certain benefits pursuant to the SERP that are currently taxable to the individual.  These components are included in the Summary Compensation
     Table.
(2)  The years of credited service which the following executive officers would have if they remain with the Company to age 62 are as follows:  Mr.  McManus (13 years);  Mr.  Malloy (13 years);  Mr. Cohen (30 years) Mr. Anrig (18 years) and Mr.  Steube (13 years). Current annual earnings are disclosed in the Summary Compensation Table.
(3)  The benefits are computed on a straight line annuity  basis and are not subject to any  deduction for Social  Security or any other offset amounts.
(4)  The benefits shown on the above Table reflect the new benefit  formula adopted  effective  January 1, 1995, for both past and future service. Benefits accrued under the prior formula were grandfathered as of December 31, 1994.


TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Savings Bank has made loans to its directors, officers and parties related to them. All loans to directors and officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

               PROPOSAL 2. RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The independent accountants for the Company and the Savings Bank for the fiscal year ended September 30, 1995 were KPMG Peat Marwick LLP. The Company's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent accountants for New York Bancorp and Home Federal for the fiscal year ending September 30, 1996, subject to ratification of such appointment by the shareholders. Representatives of KPMG Peat Marwick LLP are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
            RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP
                 AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.


                              SHAREHOLDER PROPOSALS

     To be considered for presentation at the next annual meeting of shareholders, a shareholder proposal must be received by the Secretary at the offices of the Company at the address set forth on the first page of this Proxy Statement, not later than August 16, 1996. Any such proposal will be subject to Proxy Rule 14a-8 of the rules and regulations of the Securities and Exchange Commission.

             NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before the Annual Meeting. In order for a shareholder to properly bring business before the Annual Meeting or to propose a nominee to the Board, the shareholder must give written notice to the Secretary of the Company not less than thirty (30) days before the time originally fixed for such meeting; provided, however, that in the event that less than forty (40) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the shareholder's name, record address and number of shares owned by the shareholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting and any material interest of the shareholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided.


         OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no business which may be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy Card to vote the shares represented thereby on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors



                                          /s/ Stan I. Cohen
Douglaston, New York                      Stan I. Cohen
December 14, 1995                         Secretary



     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU HAD PLANNED TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                      PROXY

                                  [FRONT SIDE]

________________________________________________________________________________

                             NEW YORK BANCORP, INC.
                 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                  BOARD OF DIRECTORS OF NEW YORK BANCORP INC.

        For Use Only at the Annual Meeting of Shareholders to be Held on January 23, 1996 and at any Adjournments or Postponements Thereof

     The undersigned hereby appoints John E. D. Grunow, Jr. and Robert A. Simms, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of common stock of New York Bancorp Inc. (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held at the Adria Conference Center, 220-33 Northern Boulevard, Bayside, New York on Tuesday, January 23. 1996, at 10:00 a.m. and all adjournments or postponements thereof, on the matters set forth below, as follows:

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2

1. Election of Directors
   / / FOR all  nominees listed below               / / WITHHOLD AUTHORITY
   (except as written to                           (to vote for all nominees
    the contrary below)                                    listed below)

       Josiah T. Austin, Patrick E. Malloy, III, Michael A. McManus, Jr.
                              and Walter R. Ruddy

           (to withhold authority to vote for any individual nominee, write the nominee's name on the line below)
________________________________________________________________________________

2. Ratification of the appointment of KMPG Peat Marwick, LLP as independent accountants for the fiscal year ending September 30, 1996.

      / /FOR                      / /AGAINST                  / /ABSTAIN


--------------------------------------------------------------------------------

                                   [BACKSIDE]

     Undersigned further gives John E. D. Grunow, Jr. and Robert A. Simms, or either of them, with full power of substitution, authority in their discretion to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The proxy is revocable and, when properly executed will be voted in the manner directed herein by the undersigned. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSAL 2.

     The undersigned acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, both dated December 14, 1995

                         Date:__________________________________________________

                         _______________________________________________________
                         Signature

                         _______________________________________________________
                         Signature

                         Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies should be signed by an authorized officer.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTAGE-PREPAID ENVELOPE.